EXHIBIT 32.1


                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)


         In connection with the Quarterly Report of Syscan Imaging, Inc. (the "Company") on Form 10-QSB/A-1 for the quarter ended March 31 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Darwin Hu, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.


                                /s/ Darwin Hu
Date:  June 17, 2005            -------------------------
                                Darwin Hu, Chairman and
                                Chief Executive Officer


         This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.